8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

EXHIBIT 99.1

The CATO Corporation

NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

John R. Howe

Executive Vice President

Chief Financial Officer

704-551-7315

CATO

REPORTS 2Q NET LOSS

CHARLOTTE, N.C. (August 20, 2020) –– The Cato Corporation (NYSE: CATO)

today reported a net
loss of $7.2 million or ($0.30) per diluted share for the second quarter ended August 1, 2020, compared to net income of $11.9

million or $0.48 per diluted share for the second quarter ended
August 3, 2019.

Sales for the second quarter were $166.3 million, or a decrease of 21% from sales of $210.4 million for the second quarter ended August 3, 2019.

The Company’s same-store sales for
the quarter decreased 24% to the same period last year.
As previously announced Cato closed all stores due to the COVID-19 pandemic beginning March 19,
2020.

On May 1, 2020, the Company began reopening stores in a phased approach, with limited operating hours, consistent with local health and safety guidelines and regulations.

As of June 15,
2020, all stores had reopened.
For the six months ended August 1, 2020, the Company reported a net loss of $35.6 million or ($1.48)
per diluted share, compared to net income of $33.1 million or $1.34 per diluted share for the six months ended August 3, 2019.

Sales for the six months ended August 1, 2020 were $265.1 million, down 40% to sales of $438.4 million for the six months ended August 3, 2019.

Year

-to-date same-
store sales decreased 39%.
“Sales softened through the quarter and into early August.

As we

see this trend continuing, we are
cautious about the second half of the year,” stated John Cato, Chairman, President, and Chief
Executive Officer.

“And we remain committed to protecting our customers, associates and the communities we serve, in light of the unprecedented situation regarding the COVID-19 pandemic.”

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

Gross margin decreased to 20.2% from 38.0% of sales in the quarter, due to a reduction in merchandise contribution, combined with the effects of deleveraging from the sales decline related to the phased reopening of stores and limited operating hours.

SG&A expenses as a percent of sales
decreased to 26.4% from 31.4% during the quarter primarily due to company-wide expense reduction initiatives and elimination of incentive compensation.

A pre-tax loss and the beneficial effects of the
CARES Act resulted in $3.9 million tax benefit versus $2.1 million expense in the prior year.

During
the quarter, the Company paid $30 million on its line of credit, bringing the outstanding balance to $0.

The Company ended the quarter with unrestricted cash and short-term investments of $137.0 million and full availability on its $35 million revolving line of credit.

Year

-to-date gross margin decreased to 18.4% of sales from 39.2% the prior year primarily due to a reduction in merchandise contribution combined with the effects of deleveraging resulting from the sales decline.

The year-to-date SG&A rate was 36.4% versus 30.0% last year primarily due to the effects of deleveraging and store impairment charges of $5.3 million, partially offset by company-wide expense reductions and the elimination of incentive compensation.

Income tax benefit for the first
half was $13.0 million compared to an expense of $6.4 million last year.
During the second quarter ended August 1, 2020, the Company opened 36 new stores which were previously committed, relocated 1 store and permanently closed 3 stores.

As of August 1, 2020, the
Company operated 1,333 stores in 31 states, compared to 1,299 stores in 31 states as of August 3,
2019.
The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three concepts, “Cato,” “Versona” and “It’s

Fashion.”

The Company’s Cato stores offer
exclusive merchandise with fashion and quality comparable to mall specialty stores at low prices every day.

The Company also offers exclusive merchandise found in its Cato stores at
www.catofashions.com.

Versona is a unique fashion destination offering apparel

and accessories
including jewelry, handbags and

shoes at exceptional prices every day.

Select Versona merchandise
can also be found at www.shopversona.com.

It’s Fashion offers fashion with

a focus on the latest
trendy styles for the entire family at low prices every day.
Statements in this press release not historical in nature

i
ncluding, without limitation, statements regarding the Company’s expected or estimated operational and financial results

and potential impact of the coronavirus are considered

“forward-
looking” within the meaning of The Private Securities Litigation

Reform Act of 1995.

Such forward-looking statements are

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

based on current expectations that are subject to known

and unknown risks, uncertainties and other factors

that could
cause actual results to differ materially from those contemplated by the forward-looking statements.

Such factors include,
but are not limited to, any actual or perceived deterioration in the conditions that drive consumer confidence and
spending, including, but not limited to, prevailing social,

economic, political and public health conditions and uncertainties, levels of unemployment, fuel, energy and food costs, wage rates,

tax rates, interest rates, home values, consumer net
worth and the availability of credit; changes in laws or regulations affecting our business including tariffs; uncertainties
regarding the impact of any governmental responses to

the foregoing conditions; competitive factors and pricing
pressures; our ability to predict and respond to rapidly changing fashion trends and consumer demands; our ability to
successfully open new stores as planned and our ability

of any such new stores to grow and perform as expected;
adverse weather, public health

threats (including the global coronavirus (COVID-19) outbreak)

or similar conditions that
may affect our sales or operations; inventory risks due to shifts in market demand, including the ability to liquidate excess
inventory at anticipated margins; and other factors discussed under “Risk Factors” in Part I, Item 1A

of the Company’s
most recently filed annual report on Form 10-K

and in other reports the Company files with or furnishes to

the SEC from
time to time.

The Company does not undertake to publicly update or

revise the forward-looking statements even if
experience or future changes make it clear that the projected results expressed or implied therein will not be realized.

The
Company is not responsible for any changes made to this

press release by wire or Internet services.

# # #

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

THE CATO CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED AUGUST 1, 2020 AND AUGUST

3, 2019

(Dollars in thousands, except per share data)

Quarter Ended Six Months Ended
August 1, %
August 3,
% August 1, %
August 3,
%
2020

Sales
2019

Sales
2020

Sales
2019

Sales
REVENUES

Retail sales
$ 166,265 100.0%
$ 210,357 100.0%
$ 265,078 100.0%
$ 438,423 100.0%

Other revenue (principally finance,

late fees and layaway charges)
1,905 1.1%
2,224 1.1%
3,824 1.4%
4,510 1.0%

Total revenues
168,170 101.1%
212,581 101.1%
268,902 101.4%
442,933 101.0%
GROSS MARGIN (Memo) 33,529 20.2%
79,985 38.0%
48,745 18.4%
171,968 39.2%
COSTS AND EXPENSES, NET

Cost of goods sold
132,736 79.8%
130,372 62.0%
216,333 81.6%
266,455 60.8%

Selling, general and administrative
43,957 26.4%
66,066 31.4%
96,468 36.4%
132,056 30.0%

Depreciation
3,488 2.1%
3,836 1.8%
7,494 2.8%
7,679 1.8%

Interest and other income
(961) -0.6%
(1,693) -0.8%
(2,812) -1.1%
(2,829) -0.7%

Cost and expenses, net
179,220 107.8%
198,581 94.4%
317,483 119.8%
403,361 92.0%
Income (Loss) Before Income Taxes
(11,050) -6.7%
14,000 6.7%
(48,581) -18.3%
39,572 9.0%
Income Tax (Benefit)/Expense
(3,880) -2.3%
2,134 1.0%
(12,994) -4.9%
6,450 1.5%
Net Income (Loss)
$ (7,170) -4.3%
$ 11,866 5.6%
$ (35,587) -13.4%
$ 33,122 7.6%
Basic Earnings Per Share
$ (0.30)
$ 0.48
$ (1.48)
$ 1.34
Diluted Earnings Per Share
$ (0.30)
$ 0.48
$ (1.48)
$ 1.34

8100 Denmark Road
P.O.

Box 34216
Charlotte, NC

28234
(704) 554-8510

THE CATO CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
August 1,
February 1,
2020
2020
(Unaudited)
(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents

$
36,565
$
11,824
Short-term investments

100,391
200,387
Restricted cash

3,917
3,896
Accounts receivable - net
39,037
26,088
Merchandise inventories

88,280
115,365
Other current assets
12,460
5,237
Total Current Assets

280,650
362,797
Property and Equipment – net

84,938
88,667
Noncurrent Deferred Income Taxes
5,911
8,636
Other Assets

23,142
24,073
Right-of-Use Assets, net
201,776
200,803

TOTAL
$
596,417
$
684,976
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
$
96,149
$
136,153
Current Lease Liability
57,878
63,149
Noncurrent Liabilities
23,663
21,976
Lease Liability
152,508
147,184
Stockholders' Equity
266,219
316,514

TOTAL
$
596,417
$
684,976